EXHIBIT 25.1

                            Statement of Eligibility of the Trustee on Form T-1
                                                (to be prepared by the Trustee)

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   ------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                ------------------------------------------------

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                             13-4994650
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                        10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
            ---------------------------------------------------------
                               KNIGHT-RIDDER, INC.
               (Exact name of obligor as specified in its charter)

FLORIDA                                                              38-0723657
(State or other jurisdiction of                                (I.R.S. employer
(Address of principal executive offices)                              (Zip Code)
incorporation or organization)                               identification No.)

ONE HERALD PLAZA
MIAMI, FLORIDA                                                            33132
(Address of principal executive offices)                              (Zip Code)


            ---------------------------------------------------------
                                 DEBT SECURITIES
                       (Title of the indenture securities)

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                                     GENERAL

Item 1.  General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          New York State  Banking  Department,  State  House,  Albany,  New York
          12110.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.  Affiliations with the Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

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Item 16.  List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     2. A copy of the  Certificate  of  Authority  of the  Trustee  to  Commence
Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     5. Not applicable.

     6. The  consent of the Trustee  required by Section  321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 5th day of September, 1997.

                                             THE CHASE MANHATTAN BANK

                                             BY
                                                -------------------------
                                                Anne G. Brenner
                                                Vice President

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                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business June 30, 1997, in
         accordance with a call made by the Federal Reserve Bank of this
                   District pursuant to the provisions of the
                              Federal Reserve Act.

                                                                      DOLLAR AMOUNTS
                              ASSETS                                    IN MILLIONS

Cash and balances due from depository institutions:
      Noninterest-bearing balances and currency and
      coin....................................................               $  13,892
      Interest-bearing balances...............................                   4,282
Securities:
Held to maturity securities...................................                   2,857
Available for sale securities.................................                  34,091
Federal Funds sold and securities purchased under agreements
      to resell...............................................                  29,970
Loans and lease financing receivables:
      Loans and leases, net of unearned income                  $  124,827
      Less: Allowance for loan and lease losses                      2,753
      Less: Allocated transfer risk reserve...................          13
      Loans and leases, net of unearned income,                  ---------
      allowance, and reserve                                                   122,061
Trading Assets                                                                  56,042
Premises and fixed assets (including capitalized leases)......                   2,904
Other real estate owned.......................................                     306
Investments in unconsolidated subsidiaries and associated
      companies                                                                    232
Customers' liability to this bank on acceptances outstanding                     2,092
Intangible assets                                                                1,532
Other assets                                                                    10,448

TOTAL ASSETS..................................................               $ 280,709
                                                                             =========


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                                   LIABILITIES

Deposits
In domestic offices............................................             $   91,249
      Noninterest-bearing......................................  $  38,157
      Interest-bearing                                              53,092
                                                                 ---------

      In foreign offices, Edge and Agreement subsidiaries,
           and IBF's...........................................                 70,192
      Noninterest-bearing                                        $   3,712
      Interest-bearing                                              66,480

Federal funds purchased and securities sold under
     agreements to repurchase.................................                  35,185
Demand notes issued to the U.S. Treasury......................                   1,000
Trading liabilities...........................................                  42,307

Other Borrowed money  (includes  mortgage  indebtedness
      and  obligations  under capitalized leases):
      With a remaining maturity of one year or less...........                   4,593
      With a remaining maturity of more than one year through                      260
           three years........................................

      With a remaining maturity of more than three years......                     146
Bank's liability on acceptances executed and outstanding                         2,092
Subordinated notes and debentures                                                5,715
Other liabilities                                                               11,373

TOTAL LIABILITIES                                                              264,112
                                                                               -------

                                 EQUITY CAPITAL

Perpetual Preferred stock and related surplus                                        0
Common stock..................................................                   1,211
Surplus (exclude all surplus related to preferred stock)......                  10,283
Undivided profits and capital reserves........................                   5,280
Net unrealized holding gains (Losses) on available-for-sale
      securities                                                                  (193)
Cumulative foreign currency translation adjustments                                 16

TOTAL EQUITY CAPITAL..........................................                  16,597
                                                                            ----------

TOTAL LIABILITIES AND EQUITY CAPITAL..........................              $  280,709
                                                                            ==========


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                              JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                           WALTER V. SHIPLEY        )
                                           THOMAS G. LABRECQUE      )  DIRECTORS
                                           WILLIAM B. HARRISON, JR. )